SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

I.              Evergreen Diversified Bond Fund (the “Fund”)

            The following changes will be effective August 1, 2007:

                The Fund's name will be changed to Evergreen Core Plus Bond Fund.

The section of the Fund's prospectus entitled “Investment Goal” is replaced with the following:

                The Fund seeks to maximize total return through a combination of current income and capital growth.

                The section of the Fund's prospectus entitled “Fund Facts” is revised to read as follows under "Goals":

Total Return

                The section of the Fund's prospectus entitled “Fund Facts” is revised to read as follows under "Principal Investments":

Investment Grade Debt Securities

                The section of the Fund's prospectus entitled “Investment Strategy” is replaced with the following:

                The Fund normally invests at least 80% of its assets in investment grade debt securities, including debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government, corporate bonds, mortgage-backed securities (including collateralized mortgage obligations (“CMOs”)), asset-backed securities, and other income producing securities.  Security ratings are determined  at the time of investment based on ratings received from nationally recognized statistical ratings organizations or, if a security is not rated, it will be deemed to have the same rating as a security determined to be of comparable quality by the Fund’s portfolio managers. If a security is rated by more than one nationally recognized statistical ratings organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase if the Fund’s portfolio managers consider the retention advisable. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it. The Fund currently maintains a bias toward corporate and mortgage-backed securities.

                The Fund may invest a substantial portion of its assets in mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations. The Fund may also engage in dollar roll transactions, which allow the Fund to sell a mortgage-backed security to a dealer and simultaneously contract to repurchase a security that is substantially similar in type, coupon and maturity, on a specified future date. Dollar roll transactions may create investment leverage. Any transactions in dollar rolls which exceed 5% of the Fund’s assets will be “covered.” This means that the dollar roll position will be offset by a cash or cash equivalent position.

                In an effort to enhance income and total return, the Fund may invest a portion of its assets in below investment grade bonds, with a minimum credit rating of CCC. The degree to which the Fund will hold such securities will depend on various factors, including the portfolio managers’ economic forecast and judgment as to the comparative values offered by below investment grade bonds and higher quality bonds. The Fund’s investments in below investment grade bonds will not exceed 20% of its assets. The Fund may invest up to 30% of its total assets in foreign securities, including up to 20% of its total assets in securities of foreign issuers denominated in foreign currencies. The Fund’s investments in foreign securities may also include investments of up to 10% of the Fund’s assets in debt securities of issuers based in countries the portfolio managers consider to be from emerging market economies. The Fund’s combined investments in high yield bonds, foreign securities and non-US dollar-denominated securities will not exceed 35% of total assets.

                When selecting securities, the portfolio managers consider research on the bond market, economic analysis and interest rate forecasts. The portfolio managers’ analysis of securities focuses on factors such as interest or dividend coverage, asset values, earning prospects and the quality of management of the company.

                The Fund may, but will not necessarily, use a variety of  derivative instruments, such as futures contracts, options and swaps, including, for example, index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps, and total return swaps. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives for both hedging and non-hedging purposes, including for the purpose of enhancing returns. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with other types of investments.  The various derivative instruments that the Fund may use are described in more detail under “Additional Information on Securities and Investment Practices” in the Statement of Additional Information (SAI).

                For the purposes of determining compliance by a Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the Adviser, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract of swap transaction to constitute a particular fixed-income security for these purposes.

                The section of the Fund's prospectus entitled “Risk Factors” is amended to include the following:

Mortgage-backed and Asset-Backed Securities Risk

                The section of the Fund's prospectus entitled “Risk Factors” is also amended to include the following:

                In addition to the risks normally associated with foreign investing, the Fund may be subject to the risks more specifically associated with investing in emerging markets. An ‘emerging market’ is any market where sovereign-issued bonds, whether in local or hard currency, are not investment grade or whose local currency markets are not currently tradable. Emerging market countries may rely on international trade and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments. Such countries may experience high levels of inflation or deflation and currency devaluation. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Investments in emerging markets are considered to be speculative and may be illiquid and highly volatile.

                In conjunction with these changes, the Fund will change its benchmark to the Lehman Brothers Aggregate Bond Index ("LBABI"), which is an unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. government and U.S. government agency securities, corporate securities, and asset-backed securities. Accordingly, the Average Annual Total Return table in the Fund's prospectus is revised to include the following:

Average Annual Total Return

(for the period ended 12/31/2005)

	1 year	5 year	10 year
LBABI*	2.43%	5.87%	6.16%

                   *Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or  expenses or any taxes. It is not possible to invest directly in an index. Past performance is not an indication of future results.

June 14, 2007	579918 (6/07)